UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CAMBER ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAMBER ENERGY, INC.

1415 Louisiana, Suite 3500

Houston, Texas 77002

SUPPLEMENT NO. 1 DATED JANUARY 23, 2019

TO THE PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

OF CAMBER ENERGY, INC.

TO BE HELD ON FEBRUARY 19, 2019

This proxy statement supplement (this “Supplement”), dated January 23, 2019, amends and supplements the definitive proxy statement (the “Proxy Statement”) filed by Camber Energy, Inc. (referred to herein as the “Company,” “Camber,” “we,” “us,” or “our” as the context requires) with the U.S. Securities and Exchange Commission (the “SEC”) on January 9, 2019, and made available to our stockholders in connection with the solicitation of proxies by our Board of Directors for our 2019 Annual Meeting of Stockholders to be held on Tuesday, February 19, 2019, at 10:30 a.m. (Houston time), at 1415 Louisiana, Suite 3500, Houston, Texas 77002 (the “Annual Meeting”).

Explanatory Note

This Supplement is being filed with the SEC and is being made available to our stockholders on or about January 23, 2019. There is no change to the record date to determine stockholders entitled to notice of and to vote at the Annual Meeting. As such, only stockholders of record as of the close of business on December 31, 2018 are entitled to receive notice of and to vote at the Annual Meeting and any further adjournments or postponements thereof.

Except as described in this Supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, our stockholders should rely on the information contained in this Supplement. The Proxy Statement contains important additional information. This Supplement should only be read in conjunction with the Proxy Statement.

Supplement to Proposal 6

Due to changes to Section 162(m) of the Internal Revenue Code (the “Code”) from the Tax Cuts and Jobs Act of 2017 (the “Tax Cuts and Jobs Act”), the Company has determined that some of its disclosures in Proposal 6 of the Proxy Statement, relating to the requested approval of an amendment to the Company’s Amended and Restated 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock available under the 2014 Plan from 1,600 to 2,500,000 shares, needs to be revised and amended. Specifically our description of the 2014 Plan in Proposal 6 of the Proxy Statement makes reference to an exception to the limitation for awards we may make under the terms of the 2014 Equity Plan. Such disclosure under “Potential Limitation on Company Deductions”, beginning on page 38 of the proxy statement, is amended and restated as follows:

“Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Historically, there had been an exception to this annual $1,000,000 tax deduction limit for qualifying performance-based compensation, which may include stock options and stock appreciation rights, or SARs, granted pursuant to a plan with a shareholder approved individual participant award limit. However, as a result of the Tax Cuts and Jobs Act of 2017, effective January 1, 2018, this exception has been eliminated for taxable years beginning after December 31, 2017 (other than with respect to certain compensation payable under a written binding contract that was in effect on November 2, 2017). As a result, there is no longer an exemption under Section 162(m) of the Code for qualified performance-based compensation awarded under the 2014 Plan after November 2, 2017, unless made under a written binding contract that was in effect on or prior to such date.”

Voting

Our stockholders should note the following:

●	We will not make available or distribute, and our stockholders do not need to sign, new proxy cards or submit new voting instructions.

●	Proxy cards or voting instructions received and providing direction on the proposals to be considered at the Annual Meeting will remain valid and in effect, and will be voted as directed.

●	If a stockholder has already submitted a proxy card or voting instructions, such stockholder does not need to resubmit its proxy card or voting instructions with different directions, unless such stockholder wishes to change any previously cast votes. Each stockholder may revoke or change his, her or its vote at any time before the applicable proxy has been exercised by filing a written notice of revocation or a duly executed proxy bearing a later date with our Secretary at our principal executive offices at 1415 Louisiana, Suite 3500, Houston, Texas 77002, by submitting another timely, later-dated vote by telephone, fax or Internet or by giving notice of revocation to us in-person at the Annual Meeting. The powers of the proxy holder(s) will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

●	We have the right and ability to submit or amend the content of our proposals at any time prior to the Annual Meeting.

Additional Information and Where to Find It

This supplemental disclosure may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the Annual Meeting to be held on February 19, 2019. The Company has filed with the SEC and made available to the holders of its common stock as of December 31, 2018, the Proxy Statement containing important information relating to among other things, Proposal 6. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS AMENDED AND SUPPLEMENTED BY THIS SUPPLEMENT, CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION RELATING TO THE PROPOSAL.

Each stockholder’s vote regarding the proposals set forth in the Proxy Statement (including, but not limited to Proposal 6) is important. We ask that our stockholders vote on the proposals described in the Proxy Statement. Copies of the Proxy Statement, our Annual Report on Form 10-K for the year ended March 31, 2018, and this Supplement are available at “https://www.iproxydirect.com/CEI” and written copies are available to stockholders free of charge by contacting Issuer Direct at 1 -866-752-8683, via email at Proxy@Iproxydirect.Com (please include your control id in your email) or at “https://www.iproxydirect.com/CEI” by following the on-screen instructions.